Supplement dated July 24, 2026

to the Prospectus dated April 27, 2026, as supplemented, for:

Apex VUL®
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 25, 2026, this supplement amends certain information in the above-referenced Prospectus:

•	The For Policies Issued After April 19, 2024 subheading in the Fee Table of the Prospectus is deleted and replaced with For Policies Issued After April 19, 2024 Up To and Including July 24, 2026.
•	The sub-section below is added to the Fee Table section of the Prospectus:

For Policies Issued After July 24, 2026

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please refer to your policy’s specifications pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, take Account Value out of the policy, or exercise certain rider options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge(1)	When you pay premium.	Maximum:	All Coverage Years 4.00% of each premium payment up to and including the Premium Expense Factor, and 4.00% of any premium payment in excess of the Premium Expense Factor.
		Current:	4.00% of each premium payment up to and including the Premium Expense Factor, and 4.00% of any premium payment in excess of the Premium Expense Factor.

Surrender Charges(2)(3)(4) Surrender charges apply for the first three to five Policy Years (depending on Insured’s issue age) and the first three to five years following an increase in Face Amount (depending on Insured’s age at time of Face Amount increase).	Upon surrender, at the time of an elected decrease in Face Amount, or policy lapse.		First Coverage Year
		Maximum:	$3.85–$42.64 per $1,000 of Face Amount
		Current:	$3.85–$42.64 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(3)(4)(5)	$14.73 per $1,000 of Face Amount
Accelerated Death Benefit for Terminal Illness Rider(6)	When you elect an accelerated death benefit payment	Maximum: Current:	$250 $100–$250
Overloan Protection Rider(7)	Once, when you elect to exercise the rider	Maximum: Minimum: Representative Insured: Age 80	3.20% of Account Value(7) 1.00% of Account Value(7) 3.20% of Account Value
(1)	The Premium Expense Factor referenced in the table is used to determine premium expense charges. For the Initial Face Amount, the Premium Expense Factor is based on the issue age, gender, and risk classification of the Insured. For each increase in the Face Amount, the Premium Expense Factor is based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase. The Premium Expense Factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of Premium Expense Factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located under “Premium Expense Charge” in the “Transaction Fees” sub-section of the “Charges and Deductions” section in the statutory prospectus.

Premium Expense Factors Per $1,000 of Face Amount and Applicable Premium Expense Charges (Assumptions: Non-Tobacco Risk Classifications, Premium Payments of $20 Per $1,000 of Face Amount)
	Male		Female
Charge	Age 35	Age 55	Age 35	Age 55
Premium Expense Factor Per $1,000 of Face Amount	9.56	25.70	7.84	20.70
A: Current and Maximum Premium Expense Charge for premiums up to and including Premium Expense Factor (4%)	$0.38	$0.80	$0.31	$0.80
B: Current and Maximum Premium Expense Charge For Premiums Exceeding Premium Expense Factor (4%)	$0.42	$0.00	$0.49	$0.00
Current and Maximum Premium Expense Charge for the entire $20 premium (A+B)	$0.80	$0.80	$0.80	$0.80
(2)	For the Initial Face Amount, the rates vary by the Insured’s gender, issue age, risk classification, and year of coverage. For each increase in the Face Amount, the rates are based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.
(3)	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy made available by us or one of our insurance affiliates. For additional information, please see “Adjustment to Surrender Charges Endorsement (for internal replacements)” in the Additional Benefits table and “Right to Exchange or Convert” in the “Other Benefits Available Under the Policy” section.

(4)	In New York, surrender charges apply for the first three to five Policy Years (depending on Insured’s issue age), and the first three to five years following an increase in Face Amount (depending on Insured’s age at time of Face Amount increase). They will equal the first year’s surrender charge multiplied by the applicable annual percentage listed in the following table. These percentages vary by issue age.

Coverage Year	%
1	100%
2	50–100%
3	6–100%
4	0–72%
5	0–27%
(5)	The rates shown for the “representative insured” are first year rates only.
(6)	The fee we deduct may vary by state, but will not exceed $250.
(7)	The charge is assessed once at the time the Overloan Protection Rider is exercised. The applicable percentage of Account Value varies by Attained Age beginning at 75.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, other than Fund fees and expenses.

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Insurance Charge(1)	Monthly, on the policy’s Monthly Charge Date	Maximum: Minimum:	$83.33 per $1,000 of Insurance Risk $0.01 per $1,000 of Insurance Risk
		Current:	$0.01–$79.58 per $1,000 of Insurance Risk
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(1)(2)	$0.07 per $1,000 of Insurance Risk
Substandard Risk Charge(3)	Monthly, on the policy’s Monthly Charge Date	Maximum: Current:	$83.33 per $1,000 of Insurance Risk $0.0025–$83.33 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s Monthly Charge Date	Maximum: Current:	$10 per policy $10 per policy
Asset Charge	Daily	Maximum:	1.25% of the policy’s average daily net assets in the Separate Account
		Current:	0.10% of the policy’s average daily net assets in the Separate Account
Face Amount Charge(4)	Monthly, on the policy’s Monthly Charge Date	Maximum: Current:	$1.59 per $1,000 of Face Amount $0.00–$1.59 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(4)	$0.36 per $1,000 of Face Amount
Loan Interest Rate Expense Charge(5)	Daily, if there is Policy Debt.	Maximum:	1.00% annually as a percentage of loaned amount
		Current:
		Policy Years 1–10:	0.65% annually as a percentage of loaned amount
		Policy Years 11+:	0%

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Disability Benefit Rider(6)(7)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.00–$0.28 per $1 of Monthly Deduction(8) plus $0.00–$0.04 per $1 of Specified Benefit Amount
		Current:	$0.00–$0.28 per $1 of Monthly Deduction(8) plus $0.00–$0.04 per $1 of Specified Benefit Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(6)(7)	$0.06 per $1 of Monthly Deduction(8) plus $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability Rider(9)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.03–$0.11 per $1,000 of Option Amount
		Current:	$0.03–$0.11 per $1,000 of Option Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(9)	$0.11 per $1,000 of Option Amount
Waiver of Monthly Charges Rider(6)(7)	Monthly, on the policy’s Monthly Charge Date	Maximum:	$0.00–$0.28 per $1 of Monthly Deduction(8)
		Current:	$0.00–$0.28 per $1 of Monthly Deduction(8)
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(6)(7)	$0.06 per $1 of Monthly Deduction(8)
Waiver of Specified Premium Rider(6)(7)	Monthly, on the policy’s Monthly Charge Date	Maximum:	The Greater of $0.00–$0.28 per $1 of Monthly Deduction(8) or $0.00–$0.04 per $1 of Specified Monthly Premium Amount
		Current:	The Greater of $0.00–$0.28 per $1 of Monthly Deduction(8) or $0.00–$0.04 per $1 of Specified Monthly Premium Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(6)(7)	The Greater of $0.06 per $1 of Monthly Deduction(8) or $0.02 per $1 of Specified Monthly Premium Amount

(1)	The rates vary by a number of factors including, but not limited to, the Insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular Owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

The insurance charge rates reflected in this table are for standard risks. The maximum insurance charge rates are based on the 2017 Commissioners’ Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2017 CSO) Tables. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.

(2)	The rates shown for the “representative insured” are first year rates only.
(3)	Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Table ratings and flat extra charges are components in the calculation of the insurance charges for the base policy and any applicable monthly rider insurance charges. Substandard risk charges only apply if certain factors result in an Insured having a substandard rating and will be shown in the policy’s specifications pages. Note that the insurance charges, including any table ratings and/or flat extra charges, will not exceed $83.33 per $1,000 of Insurance Risk. For additional information, refer to the “Monthly Charges Against the Account Value” sub-section of the “Charges and Deductions” section of this prospectus.
(4)	The face amount charge is set at issue for the Initial Face Amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age, gender, and risk classification of the Insured for the Initial Face Amount and, for increases, by the Insured’s Attained Age, gender, and risk classification on the effective date of the increase. The range of face amount charges reflected for coverage years 1–20 simply accounts for the range of issue ages for all potential Insureds. Please see the full range of rates per $1,000 of Face Amount in the table below. The rates shown are for standard risks.

Coverage Year	Maximum Rate	Current Rates
1–2	$1.59	$0.23–$1.59
3–5	$1.29	$0.14–$1.29
6–9	$1.02	$0.14–$1.02
10–20	$1.02	$0.00
21+	$0.00	$0.00
(5)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. During the first ten Policy Years, the current Loan Interest Rate Expense Charge is 0.65% of the loaned amount and 0.00% of the loaned amount in subsequent Policy Years. The maximum Loan Interest Rate Expense Charge is 1.00% for all Policy Years.
(6)	The rates shown are for standard risks and vary by the Insured’s gender and Attained Age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.
(7)	For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.
(8)	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge; (b) face amount charge; (c) insurance charge; and (d) any applicable rider charges.
(9)	The rates shown are for standard risks and vary by the Insured’s gender and issue age. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The asset charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.(1)

Annual Fund Operating Expenses	Minimum	Maximum
(expenses are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.11%	1.21%

(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

•	The Surrender Charges sub-subsection of the Transaction Charges sub-section in the Charges and Deductions section of the Prospectus is deleted and replaced with the following:

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the Face Amount. We will also take any applicable surrender charges if your policy lapses. Please see the “Policy Termination and Reinstatement” section for more information. Generally, these charges will apply during:

•	the first ten Policy Years of coverage; and
•	the first ten years after each increase in Face Amount.

For policies issued in New York, the surrender charge period may vary based on the Insured’s issue age and the Issue Date of the policy.

This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy’s Initial Face Amount, issuing Face Amount increases, and for the recovery of acquisition costs.

The surrender charge is a charge against the Account Value of the policy. The deduction is taken from the Separate Account Divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender, decrease in Face Amount, or lapse.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. For the Initial Face Amount, the rates are based on the Insured’s issue age, gender, risk classification, and coverage year. For each increase in the Face Amount, the rates are based on the Insured’s gender, Attained Age, risk classification on the effective date of the increase, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the Initial Face Amount and all Face Amount increases.

The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:

For policies issued after July 24, 2026:

Coverage Year	%
1	100%
2	50–100%
3	6–100%
4	0–72%
5	0–27%

For policies issued after April 19, 2024 up to and including July 24, 2026:

Coverage Year	%	Coverage Year	%
1	100%	7	0–67%
2	50–100%	8	0–50%
3	6–100%	9	0–33%
4	0–100%	10	0–17%
5	0–100%	11	0%
6	0–83%

For policies issued on or before April 19, 2024:

Coverage Year	%	Coverage Year	%
1	100%	7	67%
2	94–100%	8	50%
3	89–100%	9	33%
4	84–100%	10	17%
5	79–100%	11	0%
6	74–83%

The annual percentages may vary for policies issued in New York. For all policies, the surrender charge will not exceed $50.79 per $1,000 of Face Amount.

If you have questions about this supplement or your product, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

PS26-07